UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2022

Central Index Key Number of the issuing entity: 0001912724

Morgan Stanley Capital I Trust 2022-L8

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001548405

Starwood Mortgage Capital LLC

Central Index Key Number of the sponsor: 0000927971

Bank of Montreal

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-259741-02	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On April 7, 2022 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) is expected to issue the Morgan Stanley Capital I Trust 2022-L8, Commercial Mortgage Pass-Through Certificates, Series 2022-L8 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of April 1, 2022 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-4-1, Class A-4-2, Class A-4-X1, Class A-4-X2, Class A-5, Class A-5-1, Class A-5-2, Class A-5-X1, Class A-5-X2, Class X-A, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-D, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class H-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about April 7, 2022 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 39 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated March 25, 2022, between the Registrant and MSMCH; certain of the Mortgage Loans are expected to be acquired by the Registrant from Starwood Mortgage Capital LLC (“SMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated March 25, 2022, between the Registrant and SMC; certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of Montreal (“BMO”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated March 25, 2022, between the Registrant and BMO; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Argentic Real Estate Finance LLC (“Argentic”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated March 25, 2022, between the Registrant and Argentic;.

The assets of the Issuing Entity will include several Mortgage Loans, each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
Constitution Center	N/A	Exhibit 99.5
ExchangeRight Net Leased Portfolio #54	N/A	Exhibit 99.6
Rose Castle Apartments	(1)	Exhibit 99.7
601 Lexington Avenue	Exhibit 4.2	Exhibit 99.8
26 Broadway	Exhibit 4.3	Exhibit 99.9
Midtown Square	Exhibit 4.4	Exhibit 99.10
Coleman Highline Phase IV	Exhibit 4.5	Exhibit 99.11
Visions Hotel Portfolio III	N/A	Exhibit 99.12
ILPT Logistics Portfolio	Exhibit 4.6	Exhibit 99.13
Bedrock Portfolio	Exhibit 4.7	Exhibit 99.14
Pacific Castle Portfolio	(1)	Exhibit 99.15
NYC MFRT Portfolio	Exhibit 4.8	Exhibit 99.16
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the related controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

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The funds used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, BMO Capital Markets Corp., AmeriVet Securities, Inc. and Bancroft Capital, LLC (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of March 25, 2022, between the Registrant, the Underwriters, as underwriters, and MSMCH and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, BMO Capital Markets Corp., AmeriVet Securities, Inc. and Bancroft Capital, LLC (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of March 25, 2022, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates will be sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated March 29, 2022 and filed with the Securities and Exchange Commission on April 7, 2022. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $615,141,000, on April 7, 2022. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $4,564,234.63, were approximately $617,805,469.55. Of the expenses paid by the Registrant, approximately $100,000 were paid directly to affiliates of the Registrant, approximately $100,000 were in the form of fees paid to the Underwriters unaffiliated with the Registrant, approximately $125,000 were expenses paid to or for the Underwriters and approximately $4,239,234.63 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate certificate balance of $70,253,176 in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above.  The related registration statement (file no. 333-259741) was originally declared effective on November 3, 2021.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

Credit Risk Retention

The fair value of the portion of the Class H-RR certificates that constitutes an “eligible horizontal residual interest” under the credit risk retention rules (the “HRR Interest”) and that will be retained by the retaining sponsor (or its majority-owned affiliate) on the Closing Date is equal to approximately $6,056,267, representing approximately 0.913% of the aggregate fair value of all ABS interests issued by the Issuing Entity (the “ABS Interests”). The aggregate fair value of all ABS Interests is approximately $663,420,010. The fair values referenced in the preceding two sentences are based on actual prices and final tranche sizes as of the Closing Date for all certificates (other than the Class R certificates) issued by the Issuing Entity.

Given that the aggregate certificate balance of all certificates that as of the Closing Date comprise a part of the “eligible vertical interest” and that will be retained by the retaining sponsor (or its majority-owned affiliate) on the Closing Date constitutes approximately 4.130% of the ABS Interests, the retaining sponsor is required to retain an

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“eligible horizontal residual interest” with a fair value as of the Closing Date of at least $5,771,755 (representing 0.870% of the aggregate fair value of all ABS Interests, excluding accrued interest).

The retaining sponsor estimates that, if it had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of Regulation RR with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $33,171,000.50, representing 5.0% of the aggregate fair value, as of the Closing Date, of all ABS Interests.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated March 18, 2022 and filed with the Securities and Exchange Commission on March 18, 2022 under the heading “Credit Risk Retention” and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair values set forth above.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of March 25, 2022, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, BMO Capital Markets Corp., AmeriVet Securities, Inc. and Bancroft Capital, LLC.
4.1	Pooling and Servicing Agreement, dated as of April 1, 2022, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
4.2	Trust and Servicing Agreement, dated as of December 29, 2021, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Situs Holdings, LLC, as special servicer, and Computershare Trust Company, National Association, as certificate administrator and trustee.
4.3	Trust and Servicing Agreement, dated as of February 6, 2022, between BMO Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer, KeyBank National Association, as special servicer, Wilmington Trust, National Association, as trustee, Computershare Trust Company, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as operating advisor.
4.4	Pooling and Servicing Agreement, dated as of March 1, 2022, between the Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Computershare Trust Company, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
4.5	Trust and Servicing Agreement, dated as of March 15, 2022, between Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer and as special servicer, Computershare Trust Company, National Association, as certificate administrator and custodian, and Wilmington Trust, National Association, as trustee.
4.6	Trust and Servicing Agreement, dated as of March 6, 2022, between Citigroup Commercial Mortgage Securities Inc., as depositor, Berkadia Commercial Mortgage LLC, as servicer, Situs Holdings, LLC as special servicer, Wilmington Trust, National Association, as trustee, Computershare Trust Company, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor.
4.7	Pooling and Servicing Agreement, dated as of February 1, 2022, between the J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

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4.8	Pooling and Servicing Agreement, dated as of February 1, 2022, between BMO Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, CWCapital Asset Management, Situs Holdings, LLC and KeyBank National Association, each as a special servicer as described therein, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.
5.1	Legality Opinion of Sidley Austin LLP, dated April 7, 2022.
8.1	Tax Opinion of Sidley Austin LLP, dated April 7, 2022 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 29, 2022.
99.1	Mortgage Loan Purchase Agreement, dated March 25, 2022, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated March 25, 2022, between Morgan Stanley Capital I Inc. and Starwood Mortgage Capital LLC.
99.3	Mortgage Loan Purchase Agreement, dated March 25, 2022, between Morgan Stanley Capital I Inc. and Bank of Montreal.
99.4	Mortgage Loan Purchase Agreement, dated March 25, 2022, between Morgan Stanley Capital I Inc. and Argentic Real Estate Finance LLC.
99.5	Intercreditor Agreement, dated as of March 1, 2022, by and between Morgan Stanley Bank, N.A., as note A-1 holder, as note A-2 holder, as note A-3 holder, as note A-4 holder, as note A-5 holder, as note A-6 holder, as note A-7 holder, as note A-8 holder and as note A-9 holder, Sun Life Assurance Company of Canada, as note B-1 holder, Sun Life Insurance (Canada) Limited, as note B-2 holder, and Sun Life Hong Kong Limited, as note B-3 holder, relating to the Constitution Center Whole Loan.
99.6	Agreement Between Note Holders, dated as of April 7, 2022, between Morgan Stanley Bank, N.A., as initial note A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the ExchangeRight Net Leased Portfolio #54 Whole Loan.
99.7	Co-Lender Agreement, dated as of March 4, 2022, by and between Starwood Mortgage Capital LLC, as initial agent, initial note A-1 holder, initial note A-3 holder, initial note A-5 holder, initial note A-7 holder and initial note A-9 holder, and Bank of Montreal, initial note A-2 holder, initial note A-4 holder, initial note A-6 holder, initial note A-8 holder and initial note A-10 holder, relating to the Rose Castle Apartments Whole Loan.
99.8	Co-Lender Agreement, dated as of December 29, 2021, by and between Wells Fargo Bank, National Association, as initial note holder of note A-1-S1, note A-1-C1, note A-1-C2, note A-1-C3, note A-1-C4 and note B-1, DBR Investments Co. Limited, as initial note holder of note A-2-S1, note A-2-C1, note A-2-C2, note A-2-C3, note A-2-C4 and note B-2, Morgan Stanley Bank, National Association, as initial note holder of note A-3-S1, note A-3-C1, note A-3-C2, note A-3-C3, note A-3-C4 and note B-3, and Citi Real Estate Funding Inc., as initial note holder of note A-4-S1, note A-4-C1, note A-4-C2, note A-4-C3, note A-4-C4 and note B-4, relating to the 601 Lexington Avenue Whole Loan.

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99.9	Agreement Between Noteholders, dated as of February 4, 2022, by and among Bank of Montreal, as initial note A-1 holder, initial note A-3 holder and initial note A-5 holder, Starwood Mortgage Capital LLC, as initial note A-2 holder, initial note A-4 holder and initial A-6 holder, Bank of Montreal, as initial note B-1 holder, and Starwood Mortgage Capital LLC, as initial note B-2 holder, relating to the 26 Broadway Whole Loan.
99.10	Agreement Between Note Holders, dated as of March 10, 2022, by and between Morgan Stanley Bank, N.A., as initial A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Midtown Square Whole Loan.
99.11	Co-Lender Agreement, dated as of February 23, 2022, by and among Barclays Capital Real Estate Inc., as initial note A-3 holder and initial note A-4 holder, Barclays Bank PLC, as note A-1 holder, note A-5 holder, note A-6 holder and note B-1 holder, and Bank of Montreal, as initial note A-2 holder, initial note A-7 holder, initial note A-8 holder, initial note A-9 holder and initial note B-2 holder, relating to the Coleman Highline Phase IV Whole Loan.
99.12	Co-Lender Agreement, dated as of March 4, 2022, by and between Starwood Mortgage Capital LLC, as initial note A-1 holder, and Starwood Mortgage Capital LLC, as initial note A-2 holder, relating to the Visions Hotel Portfolio III Whole Loan.
99.13	Agreement Between Noteholders, dated as of March 6, 2022, by and among Citi Real Estate Funding Inc., as initial note A-1-A holder, initial note A-2-A-1 holder and initial note A-2-A-2 holder, UBS AG, New York Branch, as initial note A-1-B holder, initial note A-2-B-1 holder, initial note A-2-B-2 holder and initial note A-2-B-3 holder, Bank of America, N.A. as initial note A-1-C holder and initial note A-2-C holder, Bank of Montreal, as initial note A-1-D holder and initial note A-2-D holder, Morgan Stanley Bank, N.A., as initial note A-1-E holder and initial A-2-E holder, and Citi Real Estate Funding Inc., as initial note B-1 holder, UBS AG, New York Branch, as initial note B-2 holder, Bank of America, N.A. as initial note B-3 holder, Bank of Montreal, as initial note B-4 holder, Morgan Stanley Bank, N.A., as initial note B-5 holder, relating to the ILPT Logistics Portfolio Whole Loan.
99.14	Co-Lender Agreement, dated as of January 1, 2022, by and between JPMorgan Chase Bank, National Association, as initial note A-1-1 holder, JPMorgan Chase Bank, National Association, as initial note A-1-2 holder, JPMorgan Chase Bank, National Association, as initial note A-1-3 holder, JPMorgan Chase Bank, National Association, as initial note A-1-4 holder, JPMorgan Chase Bank, National Association, as initial note A-1-5 holder, JPMorgan Chase Bank, National Association, as initial note A-1-6 holder, Starwood Mortgage Funding II LLC, as initial note A-2-1 holder, Starwood Mortgage Funding II LLC, as initial note A-2-2 holder, Starwood Mortgage Funding II LLC, as initial note A-2-3 holder and Starwood Mortgage Funding II LLC, as initial note A-2-4 holder, relating to the Bedrock Portfolio Whole Loan.
99.15	Co-Lender Agreement, dated as of February 2, 2022, by and between SPREF WH IV LLC, as initial note A-1 holder, SPREF WH IV LLC, as initial note A-2 holder, SPREF WH IV LLC, as initial note A-3 holder, and SPREF WH IV LLC, as initial note A-4 holder, relating to the Pacific Castle Portfolio Whole Loan.
99.16	Co-Lender Agreement, dated as of February 1, 2022, by and between Bank of Montreal, as initial note A-1 holder, Bank of Montreal, as initial note A-2 holder, and Bank of Montreal, as initial note A-3 holder, relating to the NYC MFRT Portfolio Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name: Jane Lam
Title: President

Dated: April 7, 2022

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